Statements of Net Assets Available for Benefits - EBP 42-1623692 006 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Participant-directed investments, at fair value	$ 167,846,151	$ 150,279,276
Fully benefit-responsive investment contract, at contract value	6,074,529	4,463,824
Contributions receivable	235,459	2,906
Notes receivable from participants	3,613,849	3,168,765
NET ASSETS AVAILABLE FOR BENEFITS	$ 177,769,988	$ 157,914,771